OPPENHEIMER DISCOVERY FUND
                     SUPPLEMENT DATED MARCH 16, 1998 TO THE
          STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 15, 1998

The Statement of Additional Information is amended as follows:

1. The section captioned "Portfolio Management" under "The Manager and Its Affiliates" on page 22 is revised to read as follows:

     o PORTFOLIO MANAGEMENT. The Portfolio Managers of the Fund are Jay W. Tracey, III and Alan Gilston, who are principally responsible for the day-to-day management of the Fund's portfolio. Messrs. Tracey's and Gilston's background is described in the Prospectus under "Portfolio Managers." Other members of the Manager's Equity Portfolio Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.





March 16, 1998                                                      PX0500.006